SEASONS SERIES TRUST
INTERNATIONAL EQUITY PORTFOLIO
Procedures Pursuant to Rule 10f-3
For the quarter ended June 30, 2001

Securities Purchased:
(1)Name of Underwriters: BBVA, MSDW, SSSB, GOLDMAN SACHS

(2)Name of Issuer: INDITEX

(3)Title of Security: INDUSTRIA DE DISENO TEXTIL, S.A.

(4)Date of First Offering: 05/22/01

(5)Amount of Total Offering: $141,430,957

(6)Unit Price: $12.73

(7)Underwriting Spread or Commission: $0.00

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A

(13)Nature of Political Entity, if any, including in the case of revenue bonds, underlying entity supplying the revenue: N/A

(14)Total Par Value of Bonds Purchased: N/A

(15)Dollar Amount of Purchases: $2,547.51

(16)Number of Shares Purchased: 200 SHARES

(17)Years of Continuous operation: The company has been in continuous operation for greater than three years.

(18)Percentage of Offering Purchased by Portfolio: 0.0000%

(19)Percentage of Offering Purchased by Associated Portfolios: 0.2300%

(20)Sum of (18) and (19): 0.2300%

(21)Total Assets of Portfolio on Date of Purchase: $6,330,069.02

(22)Name(s) of Underwriter(s) or Dealer(s) from whom Purchased: SALOMON SMITH BARNEY

(23)Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person", a Manager or Co-Manager of Offering? Yes

(24)Were Purchases Designated as Group Sales or otherwise allocated to the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person"? No

Comparable Securities:
(1)Name of Underwriters: UBS

(2)Name of Issuer: CAMPARI

(3)Title of Security: CAMPARI

(4)Date of First Offering: 06/15/01

(5)Amount of Total Offering: $12,700,0001

(6)Unit Price: $25.97-$32.90

(7)Underwriting Spread or Commission: $0.00

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A

(1)Name of Underwriters: MORGAN STANLEY, DRESDNER

(2)Name of Issuer: FRAPORT

(3)Title of Security: FRAPORT

(4)Date of First Offering: 06/11/01

(5)Amount of Total Offering: $22,700,000

(6)Unit Price: $27.71-$32.04

(7)Underwriting Spread or Commission: $0.00

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A

(1)Name of Underwriters: GOLDMAN SACHS, DEUTSCHE BANK

(2)Name of Issuer: JC DECAUX

(3)Title of Security: JC DECAUX

(4)Date of First Offering: 06/21/01

(5)Amount of Total Offering: $44,6119,047

(6)Unit Price: $14.28

(7)Underwriting Spread or Commission: $0.00

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A



SEASONS SERIES TRUST
FOCUSED GROWTH PORTFOLIO
Procedures Pursuant to Rule 10f-3
For the quarter ended June 30, 2001

Securities Purchased:
(1)Name of Underwriters: MORGAN STANLEY DEAN WITTER, CREDIT SUISSE FIRST BOSTON, JP MORGAN, SALOMON SMITH BARNEY, DEUTSCHE BANC ALEX. BROWN

(2)Name of Issuer: N/A

(3)Title of Security: KRAFT FOODS, INC.

(4)Date of First Offering: 06/12/01

(5)Amount of Total Offering: $8,680,000,000.00

(6)Unit Price: $31.00

(7)Underwriting Spread or Commission: $2.73

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A

(13)Nature of Political Entity, if any, including in the case of revenue bonds, underlying entity supplying the revenue: N/A

(14)Total Par Value of Bonds Purchased: N/A

(15)Dollar Amount of Purchases: $117,800.00

(16)Number of Shares Purchased: 3,800 SHARES

(17)Years of Continuous operation: The company has been in continuous operation for greater than three years.

(18)Percentage of Offering Purchased by Portfolio: 0.0010%

(19)Percentage of Offering Purchased by Associated Portfolios: 0.0000%

(20)Sum of (18) and (19): 0.0010%

(21)Total Assets of Portfolio on Date of Purchase: 1.1800%

(22)Name(s) of Underwriter(s) or Dealer(s) from whom Purchased: CS FIRST BOSTON

(23)Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person", a Manager or Co-Manager of Offering? Yes

(24)Were Purchases Designated as Group Sales or otherwise allocated to the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person"? No

Comparable Securities:
(1)Name of Underwriters: MORGAN STANLEY DEAN WITTER, CREDIT SUISSE FIRST BOSTON, JP MORGAN, SALOMON SMITH BARNEY, DEUTSCHE BANC ALEX. BROWN

(2)Name of Issuer: N/A

(3)Title of Security: SUIZA FOODS CORP.

(4)Date of First Offering: 01/22/97

(5)Amount of Total Offering: $103,400,000.00

(6)Unit Price: $22.00

(7)Underwriting Spread or Commission: $1.15

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A

(1)Name of Underwriters: MORGAN STANLEY DEAN WITTER, CREDIT SUISSE FIRST BOSTON, JP MORGAN, SALOMON SMITH BARNEY, DEUTSCHE BANC ALEX. BROWN

(2)Name of Issuer: N/A

(3)Title of Security: UNITED NATURAL FOODS, INC.

(4)Date of First Offering: 06/10/98

(5)Amount of Total Offering: $74,750,000.00

(6)Unit Price: $23.00

(7)Underwriting Spread or Commission: $0.98

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A




SEASONS SERIES TRUST
INTERNATIONAL EQUITY PORTFOLIO
Procedures Pursuant to Rule 10f-3
For the quarter ended September 30, 2001

Securities Purchased:
(1)Name of Underwriters: GOLDMAN SACHS, MORGAN STANLEY, SCHRODER, SALOMON SMITH BARNEY

(2)Name of Issuer: INFINEON TECHNOLOGIES AG

(3)Title of Security: INFINEON TECHNOLOGIES AG OR ADS

(4)Date of First Offering: 07/12/01

(5)Amount of Total Offering: $52,174,000

(6)Unit Price: $21.29

(7)Underwriting Spread or Commission: $0.00

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A

(13)Nature of Political Entity, if any, including in the case of revenue bonds, underlying entity supplying the revenue: N/A

(14)Total Par Value of Bonds Purchased: N/A

(15)Dollar Amount of Purchases: $3,555.85

(16)Number of Shares Purchased: 167 SHARES

(17)Years of Continuous operation: The company has been in continuous operation for greater than three years.

(18)Percentage of Offering Purchased by Portfolio: 0.0000%

(19)Percentage of Offering Purchased by Associated Portfolios: 0.5200%

(20)Sum of (18) and (19): 0.5200%

(21)Total Assets of Portfolio on Date of Purchase: $7,878,847.37

(22)Name(s) of Underwriter(s) or Dealer(s) from whom Purchased: MORGAN STANELY
CO.

(23)Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person", a Manager or Co-Manager of Offering? Yes

(24)Were Purchases Designated as Group Sales or otherwise allocated to the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person"? No

Comparable Securities:
(1)Name of Underwriters: UBS

(2)Name of Issuer: CAMPARI

(3)Title of Security: CAMPARI

(4)Date of First Offering: 06/15/01

(5)Amount of Total Offering: $12,700,0001

(6)Unit Price: $25.97-$32.90

(7)Underwriting Spread or Commission: $0.00

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A

(1)Name of Underwriters: MERRILL LYNCH UNICREDIT BANCA MOBILIARE

(2)Name of Issuer: DE LONGHI S.P.A

(3)Title of Security: DE LONGHI S.P.A

(4)Date of First Offering: 07/04/01

(5)Amount of Total Offering: $48,000,000

(6)Unit Price: $2.94

(7)Underwriting Spread or Commission: $0.00

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A


(1)Name of Underwriters: GOLDMAN SACHS, DEUTSCHE BANK

(2)Name of Issuer: JC DECAUX

(3)Title of Security: JC DECAUX

(4)Date of First Offering: 06/21/01

(5)Amount of Total Offering: $44,6119,047

(6)Unit Price: $14.28

(7)Underwriting Spread or Commission: $0.00

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A